SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2004

ACE*COMM Corporation
(Exact name of registrant as specified in its charter)

Maryland	000-21059	52-1283030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Quince Orchard Road, Gaithersburg, Maryland 20878

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 721-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 25, 2004, ACE*COMM Corporation issued a press release to announce its financial results for the first quarter of fiscal year 2005, which ended September 30, 2004. A copy of the press release is being filed as exhibit 99.1 to this Form 8-K.

99.1	ACE*COMM Corporation Reports Improved Financial Results for the First Quarter of Fiscal Year 2005, October 25, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE*COMM CORPORATION (Registrant)
Date: October 25, 2004	/s/ Steven R. Delmar
	Name:	Steven R. Delmar
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	ACE*COMM Corporation Reports Improved Financial Results for the First Quarter of Fiscal Year 2005, October 25, 2004.